SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

ACADIA PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50768	06-1376651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 Sorrento Valley Boulevard, San Diego, California, 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 558-2871

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2004, ACADIA Pharmaceuticals Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein has been furnished under Item 9.01 of this Report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing, regardless of any general incorporation language.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated November 10, 2004

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2004	ACADIA Pharmaceuticals Inc.

	By:	/s/ Thomas H. Aasen
Thomas H. Aasen Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated November 10, 2004

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